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Exhibit 10.103

SECOND AMENDMENT TO AGREEMENT AND LEASE

        This Amendment to an Agreement and Lease entered into this            day of March 1999 by and between the CITY OF OSCEOLA (hereinafter referred to as "City"), the OSCEOLA WATER WORKS BOARD OF TRUSTEES (hereinafter referred to as "Board"), and SOUTHERN IOWA GAMING COMPANY (hereinafter referred to as "Southern"), amends an Agreement and Lease dated August 19, 1997, and amended March 17, 1998, as follows:

1.
Paragraphs 6 and 7 of the amendment of March 17, 1998 is amended by adding a new paragraph 10(G):

G.
City agrees that the highway and street improvements provided for herein are for the benefit of the City, Clarke County and the State of Iowa and as such, will become the property of the City as to the city street improvements, Clarke County as to relocated 218th Street and the State as to the Interstate highway improvements, at such time as the improvements are completed and accepted by the respective public highway jurisdictions. City agrees to apply for and receive Iowa sales tax refunds for the materials and services used for the highway and street improvements on behalf of all of the public bodies. City agrees to remit said sales tax refunds to Southern Iowa Gaming within 5 days of receipt. That portion of sales tax refunds so remitted that are applicable to costs associated with the Clay Street portion of the street project east of the interstate ramp terminal eastern most return, shall reduce the cost of the project to the city as agreed to in paragraph 7 of the March 17, 1998 amendment.

        IN WITNESS WHEREOF, the parties have executed this Second Amendment to Agreement and Lease as of the date first above written.

SOUTHERN IOWA GAMING COMPANY
By:	/s/ WILLIAM M. GRACE
Date:	3/8/98
CITY OF OSCEOLA, IOWA
By:	/s/ FRED DIEHL
Its:	Mayor
Date:	3-11-99
OSCEOLA WATER WORKS BOARD OF TRUSTEES
By:	/s/ signature illegible
Its:	Water Board Chairman
Date:	3-11-99

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  Exhibit 10.103
SECOND AMENDMENT TO AGREEMENT AND LEASE